Putnam
Master
Income
Trust

ANNUAL REPORT
October 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* Morningstar Inc., an independent rating agency, awarded Putnam Master Income Trust a 4-star rating for overall performance, based on the fund's 3- and 5-year average annual returns, as of October 31, 1997. Only 22.5% of the 146 funds in Morningstar's fixed-income category received 4 stars.*

* Through careful research and in-depth analysis of bond market dynamics at home and abroad, we believed that the best opportunities were in both non-investment-grade and mortgage-backed securities, and we set our allocations accordingly. Both sectors proved to be strong performers.

                                      --  Kenneth J. Taubes, fund manager

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

12 Portfolio holdings

30 Financial statements

41 Results of October 9, 1997 shareholder meeting

*Morningstar rates a fund relative to other funds with similar investment objectives based on the fund's 3-, 5-, and 10-year performance, adjusted for risk factors and sales charges. Ratings are updated monthly: 10% of funds receive 5 stars and 22.5% receive 4 stars. For the 3- and 5-year periods ended October 31, 1997, there were 146 and 102 funds in the fixed-income category; the fund received 3 and 4 stars for the respective periods. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Putnam Master Income Trust ended fiscal 1997 with gratifyingly positive results derived from its globally diverse portfolio of fixed-income securities. It is this diversification across a broad band of the risk/return spectrum that gives your fund's investment strategy much of its appeal.

I am pleased to announce the addition of Robert M. Paine to your fund's management team. Bob joined Putnam's High-Yield Bond Group in 1989 and has 7 years of investment experience.

Your fund's management team, with expertise as varied as the securities in which the fund invests, closely monitors the world's fixed-income markets, continually fine-tuning the portfolio and seeking attractive investment opportunities. In the following report, your fund's managers review performance in the fiscal year just ended and discusses prospects for fiscal 1998.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
December 17, 1997



Report from the Fund Managers
Kenneth J. Taubes, lead manager
Robert M. Paine
D. William Kohli
Gail S. Attridge

The near ideal conditions of the domestic economy and many overseas economies lulled many investors into complacency for much of this year. However, the recently broadened currency and economic crisis in Asia -- and its effect on stock and bond markets around the world -- provided a rude awakening and served to remind us all that risk and return are two sides of the same coin.

October's sobering market events, however, proved to be just one of several challenges faced by Putnam Master Income Trust over the 12 months ended October 31, 1997. Each of your fund's three investment sectors -- U.S. high-grade, foreign, and high-yield bonds -- experienced its own share of pressure at some point during fiscal 1997 as inflation concerns, currency fluctuations, and rising interest-rate fears caused brief periods of volatility. Your fund's multisector strategy and worldwide diversification helped us weather the downturns successfully and close fiscal 1997 on a positive note. Beginning on page 9 of this report, you'll find full performance details.

* HIGH-YIELD BONDS PROVE MOST RESILIENT, STRONGEST CONTRIBUTORS TO PERFORMANCE

The high-yield market of today is nothing like its 1980s predecessor. Healthier corporate balance sheets, heavy industry consolidation, robust equity markets, and moderate economic growth have resulted in extremely low default rates and numerous credit upgrades, positively affecting institutional and individual investors' perceptions about high-yield bonds. These factors have fueled the demand for high-yield issues and helped buoy the asset class when other fixed-income securities came under pressure. Consequently, your fund's high-yield bond sleeve proved to be the fund's star performer over the course of the fiscal year.

Deregulation has clearly been the catalyst for change, consolidation, and profit in many sectors -- telecommunications, broadcasting, and cable, in particular. Holdings in these three industries made up the bulk of your fund's high-yield assets and have performed exceptionally well. Leading the charge were telecommunications bonds. Positive operating results and high equity valuations helped drive their performance. Thus, although many of our holdings in this sector fell out of favor in March because of rising interest rates and investors' flight to higher quality bonds, the period's second half brought a recovery. In fact, we bolstered several bond positions during the sector's weakness -- a move that proved both timely and profitable as the period progressed.

Paper-company bonds are also experiencing a global rally and we've added holdings from Indonesia and the Philippines. Many of these holdings are foreign, dollar-based corporate bonds whose issuing companies derive their revenues from U.S. dollars. This can help insulate their profits from adverse currency exchange movements.

* FOCUS ON MORTGAGE-BACKED SECURITIES PROVED KEY STRATEGY

Despite a slight uptick in interest rates in some regions of the world at one point or another during the period, the fund operated in a global environment of generally stable-to-declining interest rates. Maximizing yield potential thus was the name of the game. In your fund's high-grade sector, we primarily emphasized mortgage-backed securities. These securities, which offered higher yields and tightening spreads to U.S. Treasury notes, proved the most profitable course throughout the fiscal year. Relatively stable interest rates typically mean less prepayment risk for mortgage issues and therefore can enhance their attractiveness and performance potential. While it is true that prepayment fears rose near period's end as rates declined somewhat and that the performance of the fund's mortgage-backed holdings was slightly dampened as a result, over the 12-month period these holdings produced handsome gains and outperformed Treasury notes.



[GRAPHIC OMITTED: horizontal bar chart TOP FIVE COUNTRY ALLOCATIONS*]

TOP FIVE COUNTRY ALLOCATIONS*
[INTERNATIONAL SECTOR]

Germany                4.9%

United Kingdom         4.1%

Mexico                 3.8%

France                 3.2%

Canada                 2.3%

Footnote reads:
*Based on net assets as of 10/31/97. Holdings will vary over time.

Your fund's Treasury holdings, however, also contributed to performance, particularly as the summer wore on. In the spring, we made a strategic decision to extend duration as the yield curve noticeably began to flatten -- that is, as long-term bond rates fell more than short-term rates. Duration is a measure of a bond's sensitivity to interest-rate changes. By extending duration, we were able to capture the appreciation potential that long-term Treasury securities experienced as rates declined.

* CORE EUROPEAN BONDS EMPHASIZED; JAPANESE BONDS BECKONED

Since the fiscal year's midpoint, core European markets have been our main area of concentration. Long-term bonds in Germany, Denmark, and France were a key focus. While these holdings performed well, the surge in value of the U.S. dollar relative to European currencies caused many European holdings to provide low-to-flat dollar-adjusted returns.

We had exited the higher-yielding peripheral markets of Spain, Italy, and Sweden quite early in the fiscal year when their prices had reached our target levels. In hindsight, it was a move that may have been a bit premature. After a brief period of decline in early spring, these markets staged a dramatic comeback in response to budget improvements and the probability of a broader Economic and Monetary Union (EMU) in Europe. United Kingdom bonds dramatically outperformed core European securities during this calendar year and our heavy weighting in these issues helped boost performance. We reversed our negative view on Japanese bonds and entered that market after a long period of avoidance -- a move that proved profitable as these bonds posted handsome gains.

TOP THREE HOLDINGS PER SECTOR*

HIGH-YIELD BONDS
Midland Funding II Corp. 13.25%, 2006
Transamerican Energy 144A zero% (1999, 13%), 2002
Millicom International Cellular zero% (2001, 13.5%), 2006

FOREIGN BONDS
France (Government of) 4 3/4s, 2002
Germany (Federal Republic of) bonds Series 97, 6 1/2s, 2027
United Kingdom Treasury bonds 7 1/2s, 2006

TAXABLE INVESTMENT-GRADE BONDS
Government National Mortgage Association 7.5%, 2022-2027
Government National Mortgage Association 8.5%, 2026-2027

Footnote reads:
*Based on net assets as of 10/31/97. Holdings will vary over time.

Currency management proved the most challenging aspect of our job this year, particularly in light of the U.S. dollar's exceptional strength and the recent turmoil in Southeast Asian currencies. The hedging strategies we employed, along with shifts in and out of foreign currencies, were generally effective in protecting the dollar value of the fund's foreign assets. Our dollar/yen currency hedges provided mixed results, as the yen unexpectedly soared in value against the dollar in the spring and later declined. By period's end, we had begun to remove our hedges against the yen.

Your fund's emerging-markets holdings, in which we had increased our weighting through the spring and summer, proved to be stellar performers until the Asian crisis caused investors worldwide to panic. When all was said and done, these holdings did provide positive returns for the fiscal year, although not to the degree they would have had the crisis never occurred.

* UNDERLYING FUNDAMENTALS BRING CAUTIOUS OPTIMISM

Much is being made of recent events in Southeast Asia and Hong Kong and deservedly so. In today's global economy, all markets are becoming increasingly interdependent and movements of any kind need to be seriously evaluated when purchasing investments. However, our research reveals that the underlying fundamentals of the many economies in which we invest are presently quite sound. Increased fiscal responsibility on the part of many governments, low global inflation, and a relatively benign interest-rate environment in the developed countries give us cause to be reasonably optimistic about the prospects for fixed-income investing. We will keep a close eye on unfolding events and take full advantage of your fund's multisector strategy to pursue the best opportunities around the globe.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/97, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield corporate bonds reflect a greater possibility that adverse changes in the economy or their issuers may affect their ability to pay principal and interest on the bonds. Investments in non-U.S. securities may be subject to certain risks such as currency fluctuations, economic instability, and political developments. Although the U.S. government guarantees the timely payment of principal and interest on some of the underlying securities, the value of the fund shares is not guaranteed and will fluctuate.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Master Income Trust is designed for investors seeking high current income, consistent with preservation of capital, through a portfolio diversified among U.S. government and high-grade corporate, high-yield, and international fixed-income securities.

TOTAL RETURN FOR PERIODS ENDED 10/31/97

                                            Salomon Bros.   First
                                Lehman Bros.  Non-U.S.     Boston
                          Market Government   World Govt. High-Yield
                   NAV    price  Bond Index   Bond Index    Index
---------------------------------------------------------------------
1 year            9.71%   11.34%    8.66%      -0.31%       14.75%
---------------------------------------------------------------------
5 years          61.34    55.92    42.43       46.50        76.76
Annual average   10.04     9.29     7.33        7.94        12.07
---------------------------------------------------------------------
Life of fund
(12/28/87)      180.31   137.37   130.61      109.14       208.48
Annual average   11.04     9.18     8.87        7.79        12.14
---------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 10/31/97
------------------------------------------------------------------------------
Distributions (number)                     12
------------------------------------------------------------------------------
Income                                    $0.515
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long term                                 0.187
------------------------------------------------------------------------------
Short term                                0.145
------------------------------------------------------------------------------
Return of capital1                        0.008
------------------------------------------------------------------------------
  Total                                  $0.855
------------------------------------------------------------------------------
Share value                   NAV                   Market price
------------------------------------------------------------------------------
10/31/96                    $9.33                       $8.375
------------------------------------------------------------------------------
10/31/97                     9.26                        8.50
------------------------------------------------------------------------------
Current return                NAV                   Market price
------------------------------------------------------------------------------
Current dividend rate2       7.90%                       8.61%
------------------------------------------------------------------------------
1 See page 40.

2 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

TOTAL RETURN FOR PERIODS ENDED 9/30/97
(most recent calendar quarter)

                                      Market
                             NAV       price
------------------------------------------------------------------------------
1 year                      11.83%     18.94%
------------------------------------------------------------------------------
5 years                     60.73      51.06
Annual average               9.96       8.60
------------------------------------------------------------------------------
Life of fund
(12/28/87)                 181.36     144.36
Annual average              11.18       9.59
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

First Boston High Yield Index* is an unmanaged list of lower-rated higher-yielding U.S. corporate bonds.

Salomon Brothers Non-U.S. World Government Bond Index* is an unmanaged list of bonds issued by 10 countries.

Lehman Bros. Government Bond Index* is an unmanaged list of publicly issued U.S. Treasury obligations.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Report of independent accountants
For the fiscal year ended October 31, 1997

To the Trustees and Shareholders of
Putnam Master Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam Master Income Trust, including the portfolio of investments owned, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Master Income Trust as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                              Coopers & Lybrand L.L.P.

Boston, Massachusetts
December 12, 1997



Portfolio of investments owned
October 31, 1997

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (33.7%) *
PRINCIPAL AMOUNT                                                                       VALUE

U.S. Government Agency Mortgage Obligations (24.7%)
--------------------------------------------------------------------------------------------
$     778,041   Federal Home Loan Mortgage Association 7s,
                  February 15, 2027                                             $    737,350
    4,566,184   Federal Home Loan Mortgage Corp. 6 1/2s, with
                  due dates from February 1, 2012 to June 1, 2012                  4,564,727
                Federal National Mortgage Association
                  Pass-Through Certificates
    6,376,216     7s, with due dates from October 1, 2025 to April 15, 2027        6,396,111
    1,840,000     6 3/8s, August 15, 2007                                          1,301,320
   13,927,157     6 1/2s, with due dates from March 1, 2026 to
                  September 1, 2027                                               13,692,072
                Government National Mortgage Association
    3,445,000     7 1/2s, TBA, November 16, 2027                                   3,522,513
    1,000,000     7s, TBA, November 16, 2027                                       1,002,190
    6,760,000     7s, TBA, November 15, 2027                                       6,797,991
    4,915,000     6s, TBA, November 16, 2027                                       4,958,006
    2,895,000     5 1/2s, TBA, December 16, 2027                                   2,889,123
                Government National Mortgage Association
                  Pass-Through Certificates
   24,651,272     8 1/2s, with due dates from February 15, 2026 to
                  October 15, 2027                                                25,845,150
    7,227,688     8s, with due dates from September 15, 2025 to
                  February 15, 2027                                                7,494,044
   41,042,028     7 1/2s, with due dates from September 15, 2022 to
                  October 15, 2027                                                41,984,312
       23,646     7 1/2s, Midget, February 15, 2009                                   24,302
                                                                                ------------
                                                                                 121,209,211

U.S. Treasury Obligations (9.0%)
--------------------------------------------------------------------------------------------
                U.S. Treasury Bonds
    3,710,000     8 1/8s, August 15, 2019                                          4,543,600
    5,910,000     6 5/8s, February 15, 2027                                        6,266,432
   13,230,000     6 1/2s, November 15, 2026#                                      13,790,158
      255,000     6 3/8s, August 15, 2027                                            262,808
                U.S. Treasury Notes
    8,432,000     6 1/2s, October 15, 2006                                         8,770,629
      295,000     6 3/8s, April 30, 1999                                             298,180
    1,400,000     6 1/4s, March 31, 1999                                           1,411,816
    8,210,000     6s, July 31, 2002                                                8,288,241
      600,000     5 7/8s, July 31, 1999                                              602,154
                                                                                ------------
                                                                                  44,234,018
                                                                                ------------
                Total U.S. Government and Agency Obligations
                  (cost $161,071,629)                                           $165,443,229

CORPORATE BONDS AND NOTES (32.5%) *
PRINCIPAL AMOUNT                                                                       VALUE

Advertising (0.2%)
--------------------------------------------------------------------------------------------
$      75,000   Adams Outdoor Advertising sr. notes 10 3/4s, 2006               $     81,750
      610,000   Lamar Advertising Co. 144A sr. sub. notes 8 5/8s, 2007               615,338
      115,000   Outdoor Comunications Inc. sr. sub. notes 9 1/4s, 2007               113,850
      330,000   Universal Outdoor, Inc. sr. sub. notes 9 3/4s, 2006                  366,300
                                                                                ------------
                                                                                   1,177,238

Aerospace and Defense (0.8%)
--------------------------------------------------------------------------------------------
    1,000,000   BE Aerospace sr. sub. notes Ser. B, 9 7/8s, 2006                   1,060,000
      275,000   Howmet Corp. sr. sub. notes 10s, 2003                                294,250
      210,000   K & F Industries, Inc.144A sr. sub. notes 9 1/4s, 2007               211,575
      425,000   L-3 Communications Corp. 144A sr. sub. notes 10 3/8s, 2007           456,875
      185,000   Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                          196,100
    1,250,000   Sequa Corp. bonds 8 3/4s, 2001                                     1,262,500
      275,000   Tracor, Inc. sr. sub. notes 8 1/2s, 2007                             277,750
      225,000   United Defense Industries Inc. 144A sr. sub. notes 8 3/4s, 2007      225,000
                                                                                ------------
                                                                                   3,984,050

Agriculture (0.6%)
--------------------------------------------------------------------------------------------
    1,994,000   PMI Holdings Corp. sub. disc. deb., Ser. B, stepped-coupon
                  zero % (11 1/2s, 9/1/00), 2005 ++                                1,535,380
    1,165,595   Premium Standard Farms, Inc. sr. sec. notes 11s, 2003 ++++         1,282,155
                                                                                ------------
                                                                                   2,817,535

Apparel (0.3%)
--------------------------------------------------------------------------------------------
      130,000   GFSI, Inc. sr. sub. notes Ser. B, 9 5/8s, 2007                       131,950
      450,000   Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                        459,000
      575,000   Sassco Fashions Ltd. sr. notes 12 3/4s, 2004                         609,500
      250,000   William Carter Holdings Co. 144A sr. sub. notes 12s, 2008            267,500
                                                                                ------------
                                                                                   1,467,950

Automotive (--%)
--------------------------------------------------------------------------------------------
      135,000   Hawk Corp. sr. notes 10 1/4s, 2003                                   140,400

Automotive Parts (0.5%)
--------------------------------------------------------------------------------------------
      383,000   Aftermarket Technology Corp. sr. sub. notes Ser. D, 12s, 2004        425,130
      450,000   Harvard Industries Inc. sr. notes 11 1/8s, 2005 (In default) +       153,000
      850,000   Hayes Wheels International, Inc. company guaranty Ser. B,
                  9 1/8s, 2007                                                       874,500
      500,000   Lear Corp. sub. notes 9 1/2s, 2006                                   545,000
      290,000   Safety Components International, Inc. sr. sub. notes Ser. B,
                  10 1/8s, 2007                                                      300,150
                                                                                ------------
                                                                                   2,297,780

Banks (0.7%)
--------------------------------------------------------------------------------------------
      215,000   Albank Capital Trust 144A company guaranty 9.27s, 2027               233,380
      250,000   Delta Financial Corp. sr. notes 9 1/2s, 2004                         247,500
      145,000   Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027               163,836
      750,000   First Nationwide Holdings sr. sub. notes 9 1/8s, 2003                776,250
      350,000   Greenpoint Capital Trust I company guaranty 9.1s, 2027               368,550
      250,000   North Fork Capital Trust I company guaranty 8.7s, 2026               267,348
      135,000   Onbank & Trust Co. company guaranty 9 1/4s, 2027                     154,744
      290,000   Peoples Heritage Capital Trust company guaranty Ser. B,
                  9.06s, 2027                                                        318,275
      145,000   Pioneer Americas Acquisition 144A sr. notes 9 1/4s, 2007             143,550
      285,000   Provident Capital Trust company guaranty 8.6s, 2026                  297,460
      165,000   Riggs Capital Trust 144A bonds 8 5/8s, 2026                          174,106
      230,000   Sovereign Capital Trust 144A company guaranty 9s, 2027               244,663
      220,000   Webster Capital Trust I 144A bonds 9.36s, 2027                       244,908
                                                                                ------------
                                                                                   3,634,570

Broadcasting (1.9%)
--------------------------------------------------------------------------------------------
      355,000   Acme Television/Finance 144A sr. disc. notes stepped-coupon
                  zero % (10 7/8s, 9/30/00), 2004 ++                                 261,813
      555,000   Affinity Group Holdings sr. notes 11s, 2007                          588,300
      200,000   Argyle Television Corp. sr. sub. notes 9 3/4s, 2005                  219,000
      175,000   Azteca Holdings 144A sr. notes 11s, 2002                             175,875
      160,000   Benedek Communications Corp. sr. disc. notes stepped-coupon
                  zero % (13 1/4s, 5/15/01), 2006 ++                                 112,000
      765,000   Capstar Broadcasting sr. disc. notes stepped-coupon zero %
                  (12 3/4s, 2/1/02), 2009 ++                                         527,850
      315,000   Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                     316,575
      170,000   Central European Media Enterprises Ltd. sr. notes 9 3/8s, 2004       168,300
       37,990   Citadel Broadcasting Co. 144A sr. notes 10 1/4s, 2007                 40,459
      290,000   Citadel Broadcasting Co. 144A sr. sub. notes 10 1/4s, 2007           308,850
    1,300,000   Comcast UK Cable, Ltd. deb. stepped-coupon zero %
                  (11.2s, 11/15/00), 2007 (Bermuda) ++                             1,020,500
      600,000   Commodore Media, Inc. sr. sub. notes stepped-coupon 7 1/2s,
                  (13 1/4s, 5/1/98), 2003 ++                                         663,000
      400,000   Echostar Satellite Broadcast Corp. sr. disc. notes stepped-coupon
                  zero % (13 1/8s, 3/15/00), 2004 ++                                 322,000
      480,000   Fox/Liberty Networks LLC 144A sr. notes 8 7/8s, 2007                 480,000
    2,040,000   Grupo Televisa S.A. sr. disc. notes stepped-coupon zero %
                  (13 1/4s, 5/15/01), 2008 (Mexico) ++                             1,479,000
    1,327,000   Petracom Holdings, Inc. notes stepped-coupon zero %
                  (17 1/2s, 8/1/98), 2003 ++                                       1,273,920
      405,000   Radio One Inc. 144A sr. sub. notes stepped-coupon 7s,
                  (12s, 5/1/00), 2004 ++                                             388,800
      505,000   Spanish Broadcasting sr. notes Ser. B, 11s, 2004                     555,500
      325,000   TCI Satellite Entertainment 144A sr. sub. notes 10 7/8s, 2007        338,000
      140,000   TV Azteca S.A. de C.V. sr. notes 10 1/2s, 2007 (Mexico)              140,700
                                                                                ------------
                                                                                   9,380,442

Building Products (0.2%)
--------------------------------------------------------------------------------------------
      500,000   Nortek, Inc. sr. sub. notes 9 7/8s, 2004                             512,500
      205,000   Roller Bearing Co. 144A sr. sub. notes 9 5/8s, 2007                  206,538
      175,000   Waxman Industries Inc. sr. notes stepped-coupon Ser. B,
                  zero % (12 3/4s, 6/1/99), 2004 ++                                  151,375
                                                                                ------------
                                                                                     870,413

Building and Construction (0.7%)
--------------------------------------------------------------------------------------------
      910,000   Atrium Companies, Inc. 144A sr. sub. notes 10 1/2s, 2006             955,500
      600,000   GS Superhighway Holdings 144A sr. notes 10 1/4s, 2007                583,500
      270,000   Presley Cos. sr. notes 12 1/2s, 2001                                 255,150
    1,559,000   Terex Corp. sr. notes Ser. B, 13 1/4s, 2002                        1,738,285
                                                                                ------------
                                                                                   3,532,435

Buses (0.4%)
--------------------------------------------------------------------------------------------
       95,000   Atlantic Express, Transportation Corp.144A company guaranty
                  10 3/4s, 2004                                                       99,750
      765,000   Blue Bird Body Co. sr. sub. notes Ser. B, 10 3/4s, 2006              803,250
    1,250,000   Consorcio/MCII Holdings sec. notes stepped-coupon zero %
                  (12s, 11/15/98), 2002 ++                                         1,134,375
                                                                                ------------
                                                                                   2,037,375

Business Equipment and Services (0.4%)
--------------------------------------------------------------------------------------------
      135,000   Axiohm Transactions Solutions 144A sr. sub. notes 9 3/4s, 2007       137,025
      150,000   Coleman Escrow Corp. 144A 2nd Priority sr. disc. notes
                  12 7/8s, zero % 2001                                                88,500
    1,000,000   Corporate Express, Inc. sr. sub. notes Ser. B, 9 1/8s, 2004        1,030,000
      405,000   Iron Mountain, Inc. 144A sr. sub. notes 8 3/4s, 2009                 409,050
      190,000   Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006         209,950
      185,000   Williams Scotsman, Inc. 144A sr. notes 9 7/8s, 2007                  191,475
                                                                                ------------
                                                                                   2,066,000

Cable Television (1.8%)
--------------------------------------------------------------------------------------------
      835,000   Adelphia Communications Corp. sr. notes Ser. B, 9 7/8s, 2005         839,175
      700,000   American Telecasting, Inc. sr. disc. notes stepped-coupon zero %
                 (14 1/2s, 8/15/00), 2005 ++                                         259,000
      475,000   Charter Communications International sr. notes 11 1/4s, 2006         513,000
      420,000   Diamond Cable Communication Co. sr. disc. notes
                 stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                 (United Kingdom) ++                                                 268,800
    1,000,000   Diamond Cable Communication Co. sr. disc. notes
                  stepped-coupon zero % (11 1/4s, 12/15/00), 2005
                  (United Kingdom) ++                                                735,000
      800,000   Diamond Cable Communication Co. sr. disc. notes
                  stepped-coupon zero % (13 1/2s, 9/30/99), 2004
                  (United Kingdom) ++                                                672,000
      637,267   Falcon Holdings Group, Inc. sr. sub. notes 11s, 2003 ++++            669,130
      890,000   Fox Kids Worldwide Inc. 144A sr. discount notes
                  stepped-coupon zero % (10 1/4s, 11/1/02), 2007 ++                  507,300
    1,150,000   Fox Kids Worldwide Inc. 144A sr. notes 9 1/4s, 2007                1,104,000
      160,000   FrontierVision Holdings LP 144A sr. discount notes
                  stepped-coupon zero % (11 7/8s, 9/15/01), 2007 ++                  108,800
      625,000   Grupo Televisa S.A. 144A sr. notes 11 7/8s, 2006 (Mexico)            681,250
      440,000   Heartland Wireless Communications, Inc. sr. notes Ser. B,
                  14s, 2004                                                          189,200
      265,000   Heartland Wireless Communications, Inc. 144A sr. notes
                  Ser. D, 13s, 2003                                                  113,950
      500,000   Marcus Cable Co. (L.P.) sr. disc. notes stepped-coupon zero %
                  (14 1/4s, 6/15/00), 2005 ++                                        420,000
       95,000   Pegasus Communications Corp. 144A sr. notes 9 5/8s, 2005              95,238
    2,285,000   UIH Australia/Pacific, Inc. sr. disc. notes stepped-coupon Ser. B,
                  zero % (14s, 5/15/01), 2006 (Australia) ++                       1,622,350
                                                                                ------------
                                                                                   8,798,193

Cellular Communications (1.9%)
--------------------------------------------------------------------------------------------
    1,550,000   Cencall Communications Corp. sr. disc. notes stepped-coupon
                  zero % (10 1/8s, 1/15/99), 2004 ++                               1,356,250
      590,000   Comcast Cellular 144A sr. notes 9 1/2s, 2007                         610,650
    1,985,000   Dial Call Communications, Inc. sr. disc. notes stepped-coupon
                  Ser. B, zero % (10 1/4s, 12/15/98), 2005 ++                      1,726,950
      760,000   Interact Systems, Inc. 144A stepped-coupon zero %
                  (14s, 8/1/99), 2003 ++                                             304,000
    1,410,000   Intercel, Inc. sr. disc. notes stepped-coupon zero % (12s, 5/1/01),
                  2006 ++                                                          1,001,100
    1,530,000   McCaw International Ltd sr. discount notes stepped coupon
                  zero % (13s, 4/15/02), 2007 ++                                     887,400
    3,085,000   Millicom International Cellular S.A. sr. disc. notes
                  stepped-coupon zero % (13 1/2s, 6/1/01), 2006
                  (Luxembourg) ++                                                  2,313,750
    1,875,000   NEXTEL Communications, Inc. 144A sr. disc. notes
                  stepped-coupon zero % (10.65s, 9/15/02), 2007 ++                 1,087,500
      195,000   Sygnet Wireless, Inc. sr. notes 11 1/2s, 2006                        204,750
                                                                                ------------
                                                                                   9,492,350

Chemicals (0.5%)
--------------------------------------------------------------------------------------------
      105,000   Chemical Leaman Corp. 144A sr. notes 10 3/8s, 2005                   108,150
      500,000   Huntsman Corp. 144A sr. sub. notes FRN 9.187s, 2007                  517,500
      425,000   NL Industries, Inc. sr. notes stepped-coupon zero %
                  (13s, 10/15/98), 2005 ++                                           418,625
      370,000   Sovereign Specialty Chemical 144A sr. sub. notes 9 1/2s, 2007        380,175
      490,000   Sterling Chemicals Holdings sr. disc. notes stepped-coupon
                  zero % (13 1/2s, 8/15/01), 2008 ++                                 355,250
      360,000   Sterling Chemicals, Inc. sr. sub. notes Ser. A, 11 1/4s, 2007        399,600
      115,000   Texas Petrochemical Corp. sr. sub. notes 11 1/8s, 2006               126,500
      305,000   Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                        283,650
                                                                                ------------
                                                                                   2,589,450

Computer Services (--%)
--------------------------------------------------------------------------------------------
      170,000   DecisionOne Corp. sr. sub. notes 9 3/4s, 2007                        173,825

Conglomerates (0.3%)
--------------------------------------------------------------------------------------------
      460,000   Axia, Inc. sr. sub. notes Ser. B, 11s, 2001                          478,400
      800,000   MacAndrews & Forbes Holdings, Inc. sub. deb. notes 13s, 1999         803,000
                                                                                ------------
                                                                                   1,281,400

Consumer Durable Goods (--%)
--------------------------------------------------------------------------------------------
      225,000   Remington Products Co. sr. sub. notes Ser. B, 11s, 2006              166,500

Consumer Products (--%)
--------------------------------------------------------------------------------------------
      145,000   Hedstrom Corp. 144A sr. sub. notes 10s, 2007                         146,450

Consumer Services (0.3%)
--------------------------------------------------------------------------------------------
    1,360,000   Coinmach Corp. sr. notes Ser. B, 11 3/4s, 2005                     1,489,200

Containers (0.1%)
--------------------------------------------------------------------------------------------
      105,000   Printpack, Inc. sr. sub. notes Ser. B, 10 5/8s, 2006                 109,725
      240,000   Radnor Holdings Corp. 144A sr. notes Ser. B, 10s, 2003               248,400
      170,000   Radnor Holdings Corp. sr. notes 10s, 2003                            175,950
                                                                                ------------
                                                                                     534,075

Cosmetics (0.1%)
--------------------------------------------------------------------------------------------
      135,000   French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007              141,750
      640,000   Revlon Worldwide Corp. sr. disc. notes Ser. B, zero %, 2001          438,400
                                                                                ------------
                                                                                     580,150

Electric Utilities (1.6%)
--------------------------------------------------------------------------------------------
    1,800,000   AES China Generating Co. sr. notes 10 1/8s, 2006 (China)           1,876,500
      850,000   Calpine Corp. sr. notes 10 1/2s, 2006                                926,500
      355,000   Espirto Santo Centrais 144A sr. notes 10s, 2007 (Brazil)             340,800
    3,500,000   Midland Funding II Corp. deb. Ser. B, 13 1/4s, 2006                4,486,020
      480,662   Northeast Utilities System notes Ser. A, 8.58s, 2006                 477,385
                                                                                ------------
                                                                                   8,107,205

Electronics and Electrical Equipment (0.9%)
--------------------------------------------------------------------------------------------
      190,000   Argo-Tech Corp. 144A sr. sub. notes 8 5/8s, 2007                     189,050
      460,000   Celestica International Ltd. 144A sr. sub. notes 10 1/2s,
                  2006 (India)                                                       493,350
      238,250   Cirent Semiconductor sr. sub. notes 10.22s, 2002                     243,314
      252,848   Cirent Semiconductor 144A sr. sub. notes 10.14s, 2004                258,854
      280,000   DII Group, Inc. 144A sr. sub. notes 8 1/2s, 2007                     277,200
    1,015,000   Dobson Communications Corp. 11 3/4s, 2007                          1,040,375
      300,000   Flextronics Internationsl Ltd. 144A sr. sub. notes 8 3/4s, 2007      297,750
      180,000   HCC Industries, Inc. 144A sr. sub. notes 10 3/4s, 2007               189,450
      535,000   Motors and Gears, Inc. sr. notes Ser. B, 10 3/4s, 2006               567,100
      250,000   Teherma-Wave Inc. sr. notes Ser. B, 10 5/8s, 2004                    265,000
      400,000   Wavetek Corp. 144A sr. sub. notes 10 1/8s, 2007                      412,000
                                                                                ------------
                                                                                   4,233,443

Energy-Related (0.2%)
--------------------------------------------------------------------------------------------
      975,000   Panda Global Energy Co. company guaranty 12 1/2s, 2004               906,750

Entertainment (0.3%)
--------------------------------------------------------------------------------------------
      510,000   AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                  522,750
      650,000   Trump Holdings & Funding Corp. sr. notes 15 1/2s, 2005               754,000
                                                                                ------------
                                                                                   1,276,750

Environmental Control (0.2%)
--------------------------------------------------------------------------------------------
      370,000   Allied Waste Industries, Inc. company guaranty 10 1/4s, 2006         399,600
      920,000   Allied Waste Industries, Inc. 144A sr. disc. notes
                  stepped-coupon zero % (11.3s, 6/1/02), 2007 ++                     621,000
                                                                                ------------
                                                                                   1,020,600

Financial Services (0.7%)
--------------------------------------------------------------------------------------------
      750,000   Aames Financial Corp. sr. notes 9 1/8s, 2003                         690,000
      500,000   Advanta Corp. med. term notes Ser. B, 7s, 2001                       488,580
      165,000   Colonial Capital II company guaranty 8.92s, 2027                     173,766
      200,000   Dine S.A. de C.V. company guaranty 8 3/4s, 2007 (Mexico)             186,000
      480,000   Imperial Credit Industries, Inc. sr. notes 9 7/8s, 2007              475,200
      285,000   Intertek Finance PLC 144A sr. sub. notes 10 1/4s, 2006
                  (United Kingdom)                                                   299,250
       90,000   Netia Holdings B.V. 144A company guaranty stepped-coupon
                  zero % (11 1/4s, 11/1/02), 2007 (Poland) ++                         51,750
      150,000   Netia Holdings B.V. 144A company guaranty
                  10 1/4s, 2007 (Poland)                                             144,000
      140,000   Ocwen Capital Trust I company guaranty 10 7/8s, 2027                 148,400
      290,000   Ocwen Federal Bank FSB sub. deb. 12s, 2005                           319,000
      395,000   Resource America Inc. 144A bonds 12s, 2004                           410,800
                                                                                ------------
                                                                                   3,386,746

Food Chains (0.3%)
--------------------------------------------------------------------------------------------
      400,000   Ameriserve Food Co. 144A sr. notes 8 7/8s, 2006                      400,000
      415,000   Fleming Companies, Inc. 144A sr. sub. notes 10 1/2s, 2004            432,638
      780,000   Stater Brothers sr. notes 11s, 2001                                  858,000
                                                                                ------------
                                                                                   1,690,638

Food and Beverages (0.1%)
--------------------------------------------------------------------------------------------
     230,000   Canandaigua Wine Co. sr. sub. notes Ser. C, 8 3/4s, 2003              230,000
      75,000   Windy Hill Pet Food Co. sr. sub. notes 9 3/4s, 2007                    76,125
                                                                                ------------
                                                                                     306,125

Gaming (0.9%)
--------------------------------------------------------------------------------------------
      100,000   Argosy Gaming Co. 1st mtge. 13 1/4s, 2004                            102,000
      500,000   Autotote Corp. company guaranty Ser. B, 10 7/8s, 2004                525,000
      840,000   Coast Hotels & Casinos, Inc. 1st mtge. company guaranty
                  Ser. B, 13s, 2002                                                  936,600
    1,175,000   Lady Luck Gaming Corp. 1st mtge. 11 7/8s, 2001                     1,186,750
      850,000   Mohegan Tribal Gaming Auth. sr. notes Ser. B, 13 1/2s, 2002        1,096,500
      600,000   Sun International Hotels Ltd. company guaranty 9s, 2007              615,000
                                                                                ------------
                                                                                   4,461,850

Health Care (0.8%)
--------------------------------------------------------------------------------------------
      440,000   Genesis Eldercare 144A sr. sub. notes 9s, 2007                       426,800
      700,000   Integrated Health Services, Inc. 144A sr. sub. notes 9 1/4s, 2008    700,000
      675,000   Merit Behavioral Care sr. sub. notes 11 1/2s, 2005                   796,500
      810,000   Paracelsus Healthcare sr. sub. notes 10s, 2006                       834,300
      720,000   Paragon Health sr. sub. notes 9 1/2s, 2007                         1,043,352
                                                                                ------------
                                                                                   3,800,952

Hospital Management (--%)
--------------------------------------------------------------------------------------------
      155,000   Genesis Health Ventures, Inc. sr. sub. notes 9 1/4s, 2006            157,325

Infrastructure (0.1%)
--------------------------------------------------------------------------------------------
      370,000   Cia Latino Americana 144A company guaranty 11 1/8s, 2004
                  (Argentina)                                                        373,700

Insurance and Finance (0.9%)
--------------------------------------------------------------------------------------------
    1,220,000   Idah Kiat Financial Mauritius 144A 10s, 2007 (Indonesia)           1,110,200
      470,000   Imperial Credit Capital Trust I 144A company guaranty
                   10 1/4s, 2002                                                     467,650
      345,000   Investors Capital Trust I company guaranty Ser. B, 9.77s, 2027       368,288
    1,695,000   Polytama International notes 11 1/4s, 2007                         1,567,875
      650,000   Vicap SA. 144A company guaranty 11 3/8s, 2007                        666,250
                                                                                ------------
                                                                                   4,180,263

Medical Supplies and Devices (0.4%)
--------------------------------------------------------------------------------------------
      455,000   ALARIS Medical Inc. company guaranty 9 3/4s, 2006                    480,025
      515,000   Dade International, Inc. sr. sub. notes Ser. B, 11 1/8s, 2006        578,088
      220,000   Imagyn Medical Technologies 12 1/2s, 2004                            213,400
      210,000   Kinetic Concepts, Inc. 144A sr. sub. notes 9 5/8s, 2007              210,525
      500,000   Wright Medical Technology, Inc. 144A 11 3/4s, 2000                   512,500
                                                                                ------------
                                                                                   1,994,538

Metals and Mining (0.5%)
--------------------------------------------------------------------------------------------
      135,000   Acindar Industria Argentina de Aceros S.A. bonds 11 1/4s,
                  2004 (Argentina)                                                   135,000
      290,000   Anker Coal Group, Inc. 144A sr. notes 9 3/4s, 2007                   294,350
      305,000   Continental Global Group sr. notes Ser. B, 11s, 2007                 323,300
    1,025,000   Great Lakes Carbon Corp. sr. notes 10s, 2006                       1,086,500
      465,000   Maxxam Group Holdings, Inc. sr. notes Ser. B, 12s, 2003              496,388
                                                                                ------------
                                                                                   2,335,538

Motion Picture Distribution (0.3%)
--------------------------------------------------------------------------------------------
      815,800   Cinemark Mexico USA notes Ser. B, 13s, 2003 (Mexico) ++++            815,800
       55,000   Cinemark Mexico USA notes Ser. D, 13s, 2003 (Mexico) ++++             55,000
      605,000   Cinemark USA, Inc. notes 9 5/8s, 2008                                617,100
                                                                                ------------
                                                                                   1,487,900

Natural Gas (--%)
--------------------------------------------------------------------------------------------
      180,000   Panaco, Inc. 144A sr. notes 10 5/8s, 2004                            180,000

Nursing Homes (0.1%)
--------------------------------------------------------------------------------------------
      540,000   Sun Healthcare Group Inc. 144A sr. sub. notes 9 1/2s, 2007           548,100

Office Equipment (0.2%)
--------------------------------------------------------------------------------------------
      666,000   United Stationer Supply, Inc. sr. sub. notes 12 3/4s, 2005           759,240

Oil and Gas (2.0%)
--------------------------------------------------------------------------------------------
    1,000,000   Abraxas Petroleum Corp. 144A sr. notes Ser. B, 11 1/2s, 2004       1,095,000
       50,000   Benton Oil & Gas Co. 144A sr. notes 9 3/8s, 2007                      49,875
      200,000   Cliffs Drilling Co. company guaranty Ser. B, 10 1/4s, 2003           216,000
      270,000   Coho Energy, Inc. sr. sub. notes 8 7/8s, 2007                        269,325
      585,000   Costilla Energy, Inc. sr. notes 10 1/4s, 2006                        621,563
      120,000   Dailey Petroleum Services Corp. 144A company guaranty
                  9 3/4s, 2007                                                       124,800
      215,000   DI Industries Inc. sr. notes 8 7/8s, 2007                            220,375
      300,000   Maxus Energy Corp. notes 9 3/8s, 2003                                345,558
      290,000   Parker Drilling Corp. sr. notes Ser. B, 9 3/4s, 2006                 305,950
      220,000   Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                234,300
      170,000   Southwest Royalties, Inc. 144A company guaranty 10 1/2s, 2004        168,300
    4,035,000   Transamerican Energy 144A sr. disc. notes stepped-coupon
                  zero % (13s 6/15/99), 2002 ++                                    3,369,225
    1,600,000   Transamerican Energy 144A sr. notes 11 1/2s, 2002                  1,640,000
      774,000   TransTexas Gas Corp. sr. sub. notes Ser. D, 13 3/4s, 2001            878,490
      150,000   Wiser Oil Co. company guaranty 9 1/2s, 2007                          148,500
                                                                                ------------
                                                                                   9,687,261

Packaging and Containers (0.2%)
--------------------------------------------------------------------------------------------
      330,000   Huntsman Packaging Corp. 144A sr. sub. notes 9 1/8s, 2007            336,600
      395,000   Innova S De R.L. sr. notes 12 7/8s, 2007 (Mexico)                    405,863
                                                                                ------------
                                                                                     742,463

Paging (0.6%)
--------------------------------------------------------------------------------------------
    1,150,000   Arch Communications Group sr. disc. notes stepped-coupon
                  zero % (10 7/8s, 3/15/01), 2008 ++                                 759,000
      320,000   Metrocall, Inc. 144A sr. sub. notes 9 3/4s, 2007                     316,800
      895,000   Mobile Telecommunications Tech. sr. notes 13 1/2s, 2002            1,013,588
    1,250,000   Pagemart Nationwide, Inc. sr. disc. notes stepped-coupon
                  zero % (15s, 2/1/00), 2005 ++                                    1,018,750
                                                                                ------------
                                                                                   3,108,138

Paper and Forest Products (1.4%)
--------------------------------------------------------------------------------------------
    1,000,000   APP International Finance Co. notes 11 3/4s, 2005
                  (Netherlands)                                                    1,005,000
      835,000   Florida Coast Paper LLC 1st mtge. Ser. B, 12 3/4s, 2003              908,063
      550,000   Pindo Deli Finance Mauritius Ltd. 144A company guaranty
                  11 3/4s, 2017 (India)                                              495,000
    1,050,000   Pindo Deli Finance Mauritius Ltd. 144A company guaranty
                  10 3/4s, 2007 (India)                                              945,000
    1,885,000   PT Pabrik Kertas Tjiwi Kimia 144A company guaranty 10s,
                  2004 (Indonesia)                                                 1,705,925
    1,040,000   Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)               1,024,400
      425,000   Riverwood International Corp. company guaranty 10 1/4s, 2006         434,563
      250,000   Stone Container Corp. sr. notes 11 7/8s, 2016                        273,750
                                                                                ------------
                                                                                   6,791,701

Pharmaceuticals and Biotechnology (0.1%)
--------------------------------------------------------------------------------------------
      415,000   ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                436,788

Publishing (0.5%)
--------------------------------------------------------------------------------------------
    1,800,000   American Media Operation, Inc. sr. sub. notes 11 5/8s, 2004        1,975,500
      340,000   Garden State Newspapers 144A sr. sub. notes 8 3/4s, 2009             339,150
      200,000   Hollinger International Publishing, Inc. company guaranty
                  8 5/8s, 2005                                                       203,500
      150,000   Von Hoffman Press Inc. 144A sr. sub. notes 10 3/8s, 2007             159,750
                                                                                ------------
                                                                                   2,677,900

Railroads (0.2%)
--------------------------------------------------------------------------------------------
      290,000   Hermes Europe Railtel 144A sr. notes 11 1/2s, 2007
                  (Netherlands)                                                      313,200
      510,000   TFM S.A. de C.V. 144A company guaranty 10 1/4s, 2007
                  (Mexico)                                                           527,850
      565,000   TFM S.A. de C.V. 144A company guaranty zero %
                  (11 3/4s, 6/15/02), 2009 (Mexico) ++                               372,900
                                                                                ------------
                                                                                   1,213,950

Real Estate (0.1%)
--------------------------------------------------------------------------------------------
      460,000   Prime Hospitality Corp. sub. notes 9 3/4s, 2007                      487,600

Recreation (0.5%)
--------------------------------------------------------------------------------------------
      215,000   Isle of Capri Black Hawk LLC 144A 1st mortgage 13s, 2004             217,150
      904,000   Louisiana Casino Cruises Corp. 1st mtge. 11 1/2s, 1998               913,040
      500,000   PRT Funding Corp. sr. notes 11 5/8s, 2004                            395,000
      250,000   Trump A.C. 1st mtge. 11 1/4s, 2006                                   246,250
      864,000   Trump Castle Funding notes 11 1/2s, 2000                             872,640
                                                                                ------------
                                                                                   2,644,080

Restaurants (0.1%)
--------------------------------------------------------------------------------------------
      700,000   FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                  735,000

Retail (0.3%)
--------------------------------------------------------------------------------------------
      100,000   J Crew Operating Corp. 144A sr. sub. notes 10 3/8s, 2007              99,000
      625,000   Mothers Work, Inc. sr. notes 12 5/8s, 2005                           668,750
      170,000   NBTY, Inc. 144A sr. sub. notes 8 5/8s, 2007                          166,600
      500,000   Shoppers Food Warehouse 144A sr. notes 9 3/4s, 2004                  500,000
                                                                                ------------
                                                                                   1,434,350

Satellite Services (0.6%)
--------------------------------------------------------------------------------------------
      370,000   Esat Holdings Ltd. 144A sr. notes stepped-coupon zero %
                  (12 1/2s, 2/01/02), 2007 (Ireland) ++                              255,300
      380,000   Globalstar L.P. Capital 144A sr. notes 11 3/8s, 2004                 378,100
      500,000   Globalstar L.P. Capital sr. notes 11 1/4s, 2004                      492,500
    1,150,000   Iridium LLC/Capital Corp. company guaranty Ser. B, 14s, 2005       1,207,500
      130,000   Iridium LLC/Capital Corp. 144A sr. notes 11 1/4s, 2005               120,900
      300,000   Pratama Datakom Asia BV 144A company guaranty
                  12 3/4s, 2005                                                      255,000
                                                                                ------------
                                                                                   2,709,300

Semiconductors (0.3%)
--------------------------------------------------------------------------------------------
      325,000   Fairchild Semiconductor Corp. 144A sr. sub. notes 11.74s, 2008       332,313
      720,000   Fairchild Semiconductor Corp. sr. sub. notes 10 1/8s, 2007           761,400
      365,000   Viasystems Inc. 144A sr. sub. notes 9 3/4s, 2007                     376,863
                                                                                ------------
                                                                                   1,470,576

Shipping (0.1%)
--------------------------------------------------------------------------------------------
      340,000   Johnstown America Industries, Inc. 144A sr. sub. notes
                  11 3/4s, 2005                                                      370,600

Steel (0.3%)
--------------------------------------------------------------------------------------------
      160,000   Altos Hornos De Mexico bonds Ser. B, 11 7/8s, 2004 (Mexico)          165,600
      210,000   Armco, Inc. 144A sr. notes 9s, 2007                                  209,475
      620,000   Hylsa S.A. de C.V. 144A bonds 9 1/4s, 2007 (Mexico)                  604,500
      550,000   Ispat Mexicana, S.A. 144A bonds 10 3/8s, 2001 (Mexico)               550,000
                                                                                ------------
                                                                                   1,529,575

Supermarkets (0.1%)
--------------------------------------------------------------------------------------------
       90,000   Ameriserve Food Co. 144A sr. sub. notes 10 1/8s, 2007                 94,050
      340,000   Jitney-Jungle Stores 144A sr. sub. notes 10 3/8s, 2007               351,900
       25,000   Nebco Evans Holding Co. 144A sr. disc. notes stepped-coupon
                  zero % (12 3/8s, 7/15/02), 2007 ++                                  16,000
                                                                                ------------
                                                                                     461,950

Telecommunications (2.4%)
--------------------------------------------------------------------------------------------
      245,000   Antenna TV S.A. 144A sr. notes 9s, 2007 (Greece)                     238,875
      280,000   America Communication Services, Inc. 144A sr. notes
                  13 3/4s, 2007                                                      322,000
      695,000   American Communications Services, Inc. sr. disc. notes
                  stepped-coupon zero % (12 3/4s, 4/1/01), 2006 ++                   458,700
      155,000   Consorcio Ecuatoriano 144A notes 14s, 2002 (Ecuador)                 155,000
      500,000   Echostar DBS Corp. 144A company guaranty 12 1/2s, 2002               525,000
      805,000   Frontiervision Operating Partners L.P. sr. sub. notes 11s, 2006      869,400
      400,000   GST Equipment Funding 144A sr. notes 13 1/4s, 2007                   456,000
      747,000   GST Telecommunications, Inc. company guaranty
                  stepped-coupon zero % (13 7/8s, 12/15/00), 2005 ++                 549,045
      595,000   Hyperion Telecommunication Corp. sr. disc. notes
                  stepped-coupon Ser. B, zero % (13s, 4/15/01), 2003 ++              404,600
    1,150,000   Hyperion Telecommunications Corp. 144A sr. notes 12 1/4s, 2004     1,247,750
    2,655,000   ICG Holdings, Inc. sr. disc. notes stepped-coupon zero %
                  (13 1/2s, 9/15/00), 2005 ++                                      2,163,825
    1,200,000   Intermedia Communications, Inc. sr. disc. notes stepped-coupon
                  Ser. B, zero % (11 1/4s, 7/15/02), 2007 ++                         789,000
      585,000   ITC Deltacom, Inc. 144A sr. notes 11s, 2007                          628,875
      500,000   Metrocall, Inc. sr. sub. notes 10 3/8s, 2007                         507,500
      210,000   Metronet Communications 144A sr. disc. notes zero %
                  (10 3/4s, 11/1/02), 2007 ++                                        123,900
      225,000   Nextlink Communications sr. notes 12 1/2s, 2006                      254,250
      535,000   Nextlink Communications sr. notes 9 5/8s, 2007                       536,338
      845,000   Qwest Communications International, Inc. 144A sr. disc. notes
                  stepped-coupon zero % (9.47s, 10/15/02), 2007 ++                   540,800
      545,000   Winstar Communications. Inc. 144A sr. sub. notes 15s, 2007           588,600
      310,000   Winstar Equipment Corp. company guaranty 12 1/2s, 2004               322,400
                                                                                ------------
                                                                                  11,681,858

Telephone Services (1.4%)
--------------------------------------------------------------------------------------------
      490,000   BTI Telecom Corp. 144A sr. notes 10 1/2s, 2007                       490,000
      545,000   Fonorola, Inc. sr. notes 12 1/2s, 2002 (Canada)                      615,850
      420,000   Globo Communicacoes 144A company guaranty 10 1/2s,
                  2006 (Brazil)                                                      378,000
      675,000   McLeodUSA, Inc. sr. disc. notes stepped-coupon zero %
                  (10 1/2s, 3/1/02), 2007 ++                                         465,750
    1,620,000   NTL Inc. sr. notes Ser. B, 10s, 2007 (United Kingdom)              1,652,400
      950,000   RCN Corp. 144A sr. notes stepped-coupon zero %
                  (11 1/8s, 10/15/02), 2007 ++                                       551,000
      130,000   RCN Corp. 144A sr. notes 10s, 2007                                   128,375
    1,450,000   RSL Communications, Ltd. company guaranty 12 1/4s, 2006            1,616,750
      350,000   Sprint Spectrum L.P. sr. notes 11s, 2006                             388,500
      175,000   Transtel S.A. 144A 12 1/2s, 2007 (Colombia)                          164,500
      500,000   Viatel, Inc. sr. disc. notes stepped-coupon zero %
                  (15s, 1/15/00), 2005 ++                                            380,000
                                                                                ------------
                                                                                   6,831,125

Textiles (0.3%)
--------------------------------------------------------------------------------------------
      360,000   Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                356,400
      145,000   Polysindo Inernational Eka company guaranty 13s, 2001
                 (Indonesia)                                                         153,700
      800,000   Polysindo International Finance company guaranty 11 3/8s,
                  2006 (Indonesia)                                                   822,000
                                                                                ------------
                                                                                   1,332,100

Transportation (0.2%)
--------------------------------------------------------------------------------------------
      200,000   Coach USA, Inc. company guaranty 9 3/8s, 2007                        197,000
    1,000,000   Eletson Holdings, Inc. 1st pfd. mtge. notes 9 1/4s,
                  2003 (Greece)                                                    1,010,000
                                                                                ------------
                                                                                   1,207,000

Wireless Communications (0.5%)
--------------------------------------------------------------------------------------------
      565,000   Advanced Radio Telecom Corp. sr. notes 14s, 2007                     508,500
      450,000   International Wireless Communications, Inc. sr. disc. notes
                  14s, 2001                                                          234,000
      585,000   Omnipoint Corp. sr. notes 11 5/8s, 2006                              611,325
      620,000   Paging Network, Inc. sr. sub. notes 10s, 2008                        620,000
      230,000   Powertel, Inc. sr. notes 11 1/8s, 2007                               243,800
      200,000   Telesystem International Wireless Inc. 144A sr. disc. notes
                  stepped-coupon zero % (10 1/2s, 11/1/02), 2007 (Canada) ++         106,000
      150,000   Western Wireless Corp. sr. sub. notes 10 1/2s, 2007                  160,125
                                                                                ------------
                                                                                   2,483,750
                                                                                ------------
                Total Corporate Bonds and Notes (cost $156,246,908)             $159,902,509

FOREIGN GOVERNMENT BONDS AND NOTES (16.6%) *
PRINCIPAL AMOUNT                                                                       VALUE
--------------------------------------------------------------------------------------------
ARP     505,000   Argentina (Republic of bonds Ser. PRE1, FRB)
                    3.239s, 2001                                                $    490,144
USD   5,615,000   Bank of Foreign Economic Affairs of Russia
                    (Vnesheconombank) non performing loan
                    1999 + ##                                                      4,772,750
USD   2,818,000   Bank of Foreign Economic Affairs of Russia
                    (Vnesheconombank) principal loan FRN,
                    Libor plus 13/16s, 2020 +##+++                                 1,662,620
CAD   1,600,000   Canada (Government of) 8s, 2027                                  1,444,564
CAD   9,055,000   Canada (Government of) bonds Ser. WB60,
                    7 1/4s, 2007                                                   7,251,325
DKK  23,335,000   Denmark (Government of) 6s, 2026                                 3,286,244
FRF  91,525,000   France (Government of) 4 3/4s, 2002                             15,705,726
DEM  11,165,000   Germany (Federal Republic of) bonds Ser. 97, 6s, 2007            6,669,874
DEM  21,365,000   Germany (Federal Republic of) bonds Ser. 97,
                    6 1/2s, 2027		12,893,313
DEM   6,860,000   Germany (Federal Republic of) Unity Fund bonds
                    8s, 2002		4,434,145
FRF   3,420,000   Ivory Coast - FLIRB collaterized FRB 2s, 2049 ##                   177,303
FRF   3,420,000   Ivory Coast - PDI bonds FRB 1.9s, 2049 ##                          212,764
NZD  10,235,000   New Zealand (Government of) bonds 8s, 2004                       6,797,777
USD   1,720,000   Peru (Government of) 144A Ser. US, 4s, 2017                        963,200
ZAR   5,324,000   South Africa (Republic of) bonds Ser. 153, 13s, 2010             1,004,931
GBP   3,405,000   United Kingdom Treasury bonds 8s, 2021                           6,754,560
GBP   4,105,000   United Kingdom Treasury bonds 7 1/2s, 2006                       7,307,312
                                                                                ------------
                  Total Foreign Government Bonds and Notes
                    (cost $80,673,127)                                          $ 81,828,552

BRADY BONDS (5.3%) *
PRINCIPAL AMOUNT                                                                       VALUE
--------------------------------------------------------------------------------------------
    $ 5,865,600   Argentina (Republic of) deb. FRB 6.688s, 2005                 $  5,000,424
      8,865,521   Brazil (Government of) FRB 8s, 2014 +++                          6,117,210
      2,749,000   Philippines (Government of) Ser. B, FRB 6 1/4s, 2017             2,274,798
     12,732,000   United Mexican States Ser. B 6 1/4s, 2019                        9,994,620
      2,995,000   United Mexican States Ser. D FRB 6.813s, 2019                    2,665,550
                                                                                ------------
                  Total Brady Bonds (cost $26,778,942)                          $ 26,052,602

UNITS (2.1%) *
NUMBER OF UNITS                                                                        VALUE
--------------------------------------------------------------------------------------------
            150   Celcaribe S.A. 144A units stepped-coupon zero %
                   (13 1/2s, 3/15/98), 2004 ++                                  $  3,000,000
          2,498   Cellnet Data Systems, Inc. 144A units stepped-coupon zero %
                    (14s, 10/01/02), 2007 ++                                       1,268,909
          1,635   Colt Telecommunications Group PLC units stepped-coupon
                    zero % (12s, 12/15/01), 2006 (United Kingdom) ++               1,226,250
            375   Conecel Holdings 144A units 14s, 2000                              375,000
            150   DecisionOne Corp. units stepped-coupon zero %
                    (11 1/2s, 8/01/02), 2008 ++                                       94,500
            690   Diva Systems Corp. 144A units stepped-coupon zero %
                    (13s, 5/15/01), 2006 ++                                          596,850
          1,050   Econophone Inc. units 13 1/2s, 2007                              1,165,500
             70   Hedstrom Holdings, Inc. units stepped-coupon zero %
                    (12s, 6/01/02), 2009 ++                                           43,750
            875   Knology Holdings Inc. units stepped-coupon zero %
                    (11 7/8s, 4/15/98), 2007 ++                                      481,250
            140   MGC communications, Inc. 144A units 13s, 2004                      138,600
            295   Stone Container Corp. units sr. sub. 12 1/4s, 2002                 306,063
            730   Wireless One, Inc. units stepped-coupon zero %
                   (13 1/2s, 8/1/01), 2006 ++                                        189,800
            380   XCL Ltd. units sr. sec. notes 13 1/2s, 2004                        494,000
          4,732   XCL Ltd. units cum. pfd. 9.5%                                      875,420
                                                                                ------------
                  Total Units (cost $7,079,979)                                 $ 10,255,892

PREFERRED STOCKS (2.8%) *
NUMBER OF SHARES                                                                       VALUE
--------------------------------------------------------------------------------------------
            140   America Communication Services, Inc. 144A $12.75 pfd. ++++    $    131,600
          8,774   AmeriKing, Inc. $3.25 pfd. ++++                                    236,898
            105   Anvil Holdings 144A Ser. B, $3.25 pfd. ++++                          2,625
          7,798   Cablevision Systems Corp. Ser. M, $11.125 dep. shs. pfd. ++++      855,831
          4,200   Capstar Broadcasting 12.00% pfd.                                   459,900
         11,925   Chevy Chase Capital Corp. Ser. A, $5.19 pfd.                       608,175
          4,145   Citadel Broadcasting Inc. 144A $13.25 pfd. ++++                    464,240
         13,965   Diva Systems Corp. Ser. C, $6.00 pfd.                              148,378
            265   Echostar Communications Corp. 144A 12.125% pfd.                    271,625
            100   Fresenius Medical Care AG Ser. D, $9.00 (Germany)                  104,000
          1,026   Granite Broadcasting 144A $12.75 pfd. ++++                       1,077,300
            120   Hyperion Telecommunications, Inc. 144A $12.875 pfd. ++++           116,400
            739   ICG Holdings, Inc. $14.25 pfd. (Canada) ++++                       853,545
            320   ICG Holdings, Inc. $14.00 pfd. ++++		384,000
          1,078   Intermedia Communication Ser. B, $13.50 pfd.                     1,239,700
            500   IXC Communications, Inc. 144A 12.50% pfd. ++++                     575,000
          1,700   Nextel Communications Inc. 144A $13.00 pfd. ++++                 1,946,500
         20,273   Nextlink Communications, Inc. 144A $7.00 pfd.                    1,196,107
            864   NTL Inc. 144A $13.00 pfd. ++++		950,400
          5,760   SFX Broadcasting, Inc. Ser. E, $12.625 pfd. ++++                   665,280
          5,000   Sinclair Capital $11.625 cum. pfd.		535,000
            629   Spanish Broadcasting Systems 144A 14.25% cum. pfd. ++++            666,740
          3,540   Von Hoffman Corp. 144 $13.50 pfd.                                  101,244
                                                                                ------------
                  Total Preferred Stocks (cost $12,400,312)                     $ 13,590,488

ASSET-BACKED SECURITIES (1.1%) *
PRINCIPAL AMOUNT                                                                       VALUE
--------------------------------------------------------------------------------------------
     $1,611,000   Chemical Master Credit Card Trust Ser. 95-2, Class A,
                    6.23s, 2003                                                 $  1,618,539
        505,000   Contimortgage Home Equity Loan Trust Ser. 97-1, Class M2,
                    7.67s, 2025                                                      516,363
      3,315,000   Sears Credit Account Master Trust Ser. 95-5, Class A,
                    6.05s, 2004                                                    3,282,878
                                                                                ------------
                  Total Asset-Backed Securities (cost $5,468,195)               $  5,417,780

COMMON STOCKS (0.8%) *
NUMBER OF SHARES                                                                       VALUE
--------------------------------------------------------------------------------------------
         11,433   Advanced Radio Telecom Corp. +                                $     88,604
            200   AmeriKing, Inc. +                                                   10,000
          2,625   Axia Holding Inc. 144A +                                           131,250
         14,280   CellNet Data Systems Inc. +                                        139,230
         57,441   Grand Union Co. (acquired 7/15/92, cost $3,250,000) +++            129,242
          4,148   IFINT Diversified Holdings +                                        41,480
          5,979   NEXTEL Communications, Inc. (acquired 9/12/97,
                    cost $96,480) ++                                                 149,101
            671   PMI Holdings Corp. 144A +                                          214,720
            480   Premium Holdings L.P. +                                              1,919
        100,386   PSF Holdings LLC Class A                                         3,011,580
         15,000   Specialty Foods Aquisition Corp. +                                   3,750
          4,000   Terex Corp. Rights 144A +                                           80,000
                                                                                ------------
                  Total Common Stocks (cost $7,206,928)                         $  4,000,876

CONVERTIBLE BONDS AND NOTES (0.8%) *
PRINCIPAL AMOUNT                                                                       VALUE
--------------------------------------------------------------------------------------------
     $1,260,000   APP Global Finance (V) Ltd. 144A cv. sec. 2s, 2000
                  (United Kingdom)                                              $  1,184,400
        500,000   Corporate Express, Inc. cv. notes 4 1/2s, 2000                     435,000
        234,000   GST Telecommunications, Inc. 144A cv. sr. disc. notes
                  stepped-coupon zero % (13 7/8s, 12/15/00), 2005 ++                 318,240
        280,000   Integrated Device Technology, Inc. cv. sub. notes 5 1/2s, 2002     238,000
        185,000   National Semiconductor Corp. 144A cv. deb. 6 1/2s, 2002            200,956
      1,486,000   Pricellular Wireless Corp. 144A cv. sub. notes stepped-coupon
                    zero % (10 3/4s, 8/15/00), 2004 ++                             1,274,245
        280,000   VLSI Technology, Inc. cv. sub. notes 8 1/4s, 2005                  284,900
                                                                                ------------
                  Total Convertible Bonds and Notes (cost $3,413,036)           $  3,935,741

CONVERTIBLE PREFERRED STOCKS (0.2%) *
NUMBER OF SHARES                                                                       VALUE
--------------------------------------------------------------------------------------------
          8,224   Cablevision Systems Corp. Ser. H, $11.75 cv. pfd. ++++        $    929,312
          5,450   Granite Broadcasting $1.938 cv. pfd.                               270,456
                                                                                ------------
                  Total Convertible Preferred Stocks (cost $1,109,541)          $  1,199,768

WARRANTS (0.2%) *+                                                EXPIRATION
NUMBER OF WARRANTS                                                DATE                 VALUE
--------------------------------------------------------------------------------------------
         40,000   Becker Gaming Corp. 144A                        11/15/00      $        400
          2,100   County Seat Holdings, Inc.                      10/15/98                42
            370   Esat Holdings, Inc. 144A (Ireland)              2/1/07               7,400
            380   Globalstar Telecom 144A                         2/15/04             38,000
          1,399   Grand Union Co. Ser. 1
                    (acquired 10/6/93, cost $560) ++              6/16/00                 14
          2,799   Grand Union Co. Ser. 2
                    (acquired 10/6/93, cost $280) ++              6/16/00                 28
            940   Hyperion Telecommunications                     4/15/01             70,500
         75,000   Insight Communications Co. 144A                 3/31/98            187,500
          8,514   Intelcom Group                                  10/15/05           114,939
            760   Interact Systems Inc.                           8/1/03                 190
          1,325   Intermedia Communications                       6/1/00              92,750
            450   International Wireless Communications Holdings  8/15/01             29,250
          4,101   Louisiana Casino Cruises, Inc. 144A             12/1/98            205,050
          1,530   McCaw International Ltd.                        4/15/07                459
         12,320   Nextlink Communications, Inc. 144A              2/1/09                 123
            525   Orion Network Systems                           1/15/07              7,350
          5,290   Pagemart, Inc. 144A                             12/31/03            39,675
          2,000   Petracom Holdings, Inc.                         9/30/99             14,250
          4,238   President Riverboat Casinos, Inc.               9/30/99              2,119
            800   RSL Communications Ltd.                         11/15/06            48,000
            390   Spanish Broadcasting Systems 144A               6/30/99             91,650
            275   Sterling Chemicals Holdings                     8/15/08             10,450
          9,660   UCC Investor Holding, Inc.                      10/30/99           120,750
            220   Urohealth Systems Inc.                          4/10/04              1,100
             36   Wright Medical Technology, Inc.                 6/30/03              3,558
                                                                                ------------
                  Total Warrants (cost $919,621)                                $  1,085,547

COLLATERALIZED MORTGAGE OBLIGATIONS (0.2%) *(cost $1,059,422)
PRINCIPAL AMOUNT                                                                       VALUE
--------------------------------------------------------------------------------------------
     $1,073,511   Rural Housing Trust Ser. 87-1, Class D, 6.33s, April 1, 2026  $  1,074,317

PURCHASED OPTIONS OUTSTANDING (0.2%) *                            EXPIRATION DATE
PRINCIPAL AMOUNT                                                  STRIKE PRICE         VALUE
--------------------------------------------------------------------------------------------
USD   4,295,000   U.S. Dollars in exchange for                    Nov. 97/
                    Deutschemarks German (put)                    1.73 DEM      $      5,583
      4,000,000   Japenese Government Bond                        Nov. 97/
                    Future Contracts (call)                       128.0 JPY          865,585
                                                                                ------------
                  Total Purchased Options Outstanding (cost $727,431)           $    871,168

SHORT-TERM INVESTMENTS (3.3%) *
PRINCIPAL AMOUNT                                                                       VALUE
--------------------------------------------------------------------------------------------
TRL  36,625,000,000   Turkey Treasury bill zero%, 1998                          $    984,505
        $15,016,000   Interest in $561,889,000 joint repurchase agreement
                        dated October 31, 1997 with Morgan (J.P.) &
                        Co., Inc. due November 3, 1997 with respect to
                        various U.S. Treasury obligations -- maturity value
                        of $15,023,070 for an effective yield of 5.65%            15,018,357
                                                                                ------------
                      Total Short-term investments (cost $15,957,035)           $ 16,002,862
--------------------------------------------------------------------------------------------
                      Total Investments (cost $480,112,106) ***                 $490,661,331
--------------------------------------------------------------------------------------------

   * Percentages indicated are based on net assets of $491,651,512.
 *** The aggregate identified cost on a tax basis is $481,221,672, resulting in gross unrealized appreciation and depreciation of $26,726,667 and $17,287,008, respectively, or net unrealized appreciation of $9,439,659.
   + Non-income-producing security.
  ++ The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.
 +++ A portion of the income will be received in additional securities.
  ++ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 1997 was $278,385 or less than 0.1% of net assets.
++++ Income may be received in cash or additional securities at the discretion of the issuer.
   # A portion of this security was pledged and segregated with the custodian  to cover margin requirements for futures contracts, at October 31, 1997.
  ## When-issued securities (Note 1).
     TBA after the name of a security represents to be announced securities (Note 1).
     144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
     The rate shown on Floating Rate Bonds and Floating Rate Notes are the current interest rates shown at October 31, 1997, which are subject to change based on the terms of the security.




--------------------------------------------------------------------------------------------
Forward Currency Contracts to Buy at October 31, 1997
(aggregate face value $111,497,278)
                                                                            Unrealized
                                         Aggregate Face    Delivery        Appreciation/
                       Market Value          Value           Date         (Depreciation)
--------------------------------------------------------------------------------------------
Australian Dollars     $ 1,224,502      $ 1,310,747        12/17/97       $  (86,245)
Deutschemarks           28,074,722       27,287,703        12/17/97          787,019
Indonesian Rupiah        3,067,115        3,586,175         2/23/98         (519,060)
Indonesian Rupiah        1,699,089        1,329,813         6/23/98          369,276
Italian Lira            16,115,257       15,520,625        12/17/97          594,632
Japanese Yen            40,726,247       40,726,038        12/17/97              209
Philippines Peso         1,311,330        1,355,742         3/25/98          (44,412)
Polish Zloty               680,258          718,189          6/5/98          (37,931)
Spanish Peseta           4,464,143        4,290,587        12/17/97          173,556
Swedish Krona            6,801,978        6,637,570        12/17/97          164,408
Swiss Franc              6,964,837        6,594,034        12/17/97          370,803
Venezuelan Bolivar       2,184,156        2,140,055          6/5/98           44,101
--------------------------------------------------------------------------------------------
                                                                          $1,816,356
--------------------------------------------------------------------------------------------



Forward Currency Contracts to Sell at October 31, 1997
(aggregate face value $106,890,218)
                                                                            Unrealized
                                         Aggregate Face    Delivery        Appreciation/
                       Market Value          Value           Date         (Depreciation)
--------------------------------------------------------------------------------------------
Australian Dollars     $   804,834       $   824,357       12/17/97      $    19,523
British Pounds           1,930,647         1,829,282       12/17/97         (101,365)
Canadian Dollar          4,317,535         4,386,522       12/17/97           68,987
Danish Krone               699,665           668,461       12/17/97          (31,204)
Deutschemarks              257,064           262,457         6/5/98            5,393
Deutschemarks           49,652,818        47,602,674       12/17/97       (2,050,144)
French Franc            16,556,241        16,091,075       12/17/97         (465,166)
Italian Lira             8,429,995         8,115,445       12/17/97         (314,550)
Japanese Yen            10,981,519        10,946,066       12/17/97          (35,453)
New Zealand Dollar       8,486,139         8,678,545       12/17/97          192,406
South African Rand         866,615           877,096       12/17/97           10,481
Swiss Franc              6,970,960         6,608,238       12/17/97         (362,722)
--------------------------------------------------------------------------------------------
                                                                         $(3,063,814)
--------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------
Forward Contracts Outstanding at October 31, 1997
                                                                           Unrealized
                                         Aggregate Face     Expiration    Appreciation/
                       Total Value          Value           Date         (Depreciation)
--------------------------------------------------------------------------------------------
U.S. Treasury Notes
10 yr. (Long)          $16,427,250       $15,917,344        Dec-97         $509,906
U.S. Treasury Bonds
20 yr. (Long)           20,495,094        20,139,065        Dec-97          356,029
U.K. Government Gilt
(Short)                 10,439,207        10,384,265        Dec-97          (54,942)
U.K. Government Gilt
(Long)                  10,156,960        10,081,050        Mar-98           75,910
Japanese Government
Bonds 10 yr. (Long)     10,869,747        10,879,677        Dec-97           (9,930)
Japanese Government
Bonds 10 yr. (Short)    10,793,176        10,804,767        Mar-98           11,591
Spanish Government
Bonds 10 yr. (Short)       637,526           637,101        Dec 97             (425)
German (Repubic of)
Bonds 10 yr. (Long)        596,050           595,644        Dec 97              406
--------------------------------------------------------------------------------------------
                                                                           $888,545



--------------------------------------------------------------------------------------------
TBA Sales Commitments at October 31, 1997
(proceeds receivable $15,350,648)

                          Principal         Settlement         Market
Description                 Amount            Date             Value
--------------------------------------------------------------------------------------------
FNMA, 7s,
November 1999            $6,375,000         11/19/97        $ 6,394,890
GNMA, 8s,
November 1999             6,774,000         11/16/97          7,030,125
GNMA, 8.5s,
November 1999             1,875,000         11/19/97          1,965,806
--------------------------------------------------------------------------------------------
                                                            $15,390,821


--------------------------------------------------------------------------------------------
Written Options Outstanding at September 30, 1997
(premium received $53,473)

Contract                                              Expiration Date/          Market
Amount                                                   Strike Price           Value
--------------------------------------------------------------------------------------------
$4,295,000     U.S. Dollars in exchange
               for Deutschemarks                      Nov.97/ 1.73 DM         $54,547
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
October 31, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $480,112,106) (Note 1)                                                $490,661,331
---------------------------------------------------------------------------------------------------
Cash                                                                                      3,240,340
---------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                 7,392,310
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                           57,516,892
---------------------------------------------------------------------------------------------------
Receivable for variation margin                                                              88,668
---------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                            2,694,105
---------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                            809,469
---------------------------------------------------------------------------------------------------
Total assets                                                                            562,403,115

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     3,237,048
---------------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                              2,804
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         45,728,820
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                951,784
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   67,506
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                10,344
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                    620
---------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                               3,941,563
---------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                             1,287,051
---------------------------------------------------------------------------------------------------
Written options outstanding, at value (premiums received $53,473) (Note 3)                   54,547
---------------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable $15,350,648)                        15,390,821
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       78,695
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        70,751,603
---------------------------------------------------------------------------------------------------
Net assets                                                                             $491,651,512

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                         484,579,427
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                (1,159,237)
---------------------------------------------------------------------------------------------------
Distributions in excess of net realized gain on investments
and foreign currency transactions (Note 1)                                               (1,975,075)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                             10,206,397
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $491,651,512

Computation of net asset value
---------------------------------------------------------------------------------------------------
Net asset value per share ($491,651,512 divided by
53,095,749 shares)                                                                            $9.26
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended October 31, 1997

Investment income:
--------------------------------------------------------------------------------------------------
Interest income: (net of foreign tax of $22,099)                                       $38,645,321
--------------------------------------------------------------------------------------------------
Dividends                                                                                1,044,257
--------------------------------------------------------------------------------------------------
Total investment income                                                                 39,689,578

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         3,668,090
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             656,785
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           25,441
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             7,560
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     57,325
--------------------------------------------------------------------------------------------------
Registration fees                                                                               75
--------------------------------------------------------------------------------------------------
Auditing                                                                                    73,387
--------------------------------------------------------------------------------------------------
Legal                                                                                       23,714
--------------------------------------------------------------------------------------------------
Postage                                                                                     81,528
--------------------------------------------------------------------------------------------------
Exchange listing fees                                                                       48,718
--------------------------------------------------------------------------------------------------
Other                                                                                       39,199
--------------------------------------------------------------------------------------------------
Total expenses                                                                           4,681,822
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (114,082)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             4,567,740
--------------------------------------------------------------------------------------------------
Net investment income                                                                   35,121,838
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                         3,089,533
--------------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                       199,558
--------------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                            (89,638)
--------------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                             (1,745,493)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                           6,657
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures,
written options and TBA sale commitments during the year                                 5,171,834
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  6,632,451
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $41,754,289
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                                                             Year ended October 31
                                                                                      --------------------------------
                                                                                               1997               1996
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $ 35,121,838       $ 36,138,999
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                             1,453,960         18,198,111
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                                          5,178,491         (2,465,875)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     41,754,289         51,871,235
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                              (27,336,768)       (36,742,441)
----------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                                    (8,980,918)                --
----------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                                            (8,653,969)                --
----------------------------------------------------------------------------------------------------------------------
Return of capital                                                                          (437,427)                --
----------------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                          (417,980)        (1,318,283)
----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                  (4,072,773)        13,810,511

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       495,724,285        481,913,774
----------------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $1,159,237 and
$1,034,382, respectively)                                                              $491,651,512       $495,724,285
----------------------------------------------------------------------------------------------------------------------

Number of fund shares
----------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of year                                                  53,147,249         53,311,249
----------------------------------------------------------------------------------------------------------------------
Shares liquidated (Note 4)                                                                  (51,500)          (164,000)
----------------------------------------------------------------------------------------------------------------------
Shares outstanding at end of year                                                        53,095,749         53,147,249
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)


--------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                               Year ended October 31
--------------------------------------------------------------------------------------------------------------------------
                                           1997             1996             1995             1994             1993
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year                         $9.33            $9.04            $8.63            $9.62            $9.15
--------------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------------
Net investment income                       .66              .68              .68              .74              .73
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  .13              .30              .42             (.88)             .61
--------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       .79              .98             1.10             (.14)            1.34
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------
From net
investment income                          (.52)            (.69)            (.64)            (.52)            (.73)
--------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                            --               --               --               --             (.14)
--------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                             (.17)              --               --             (.08)              --
--------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                             (.16)              --               --               --               --
--------------------------------------------------------------------------------------------------------------------------
Return of capital                          (.01)              --             (.05)            (.25)              --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                        (.86)            (.69)            (.69)            (.85)            (.87)
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $9.26            $9.33            $9.04            $8.63            $9.62
--------------------------------------------------------------------------------------------------------------------------
Market value,
end of period                            $8.500           $8.375           $8.125            $7.88            $8.88
--------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------
Total investment return
at market value (%)(a)                    11.34            12.08            14.16            (1.92)           13.27
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         $491,652         $495,724         $481,914         $460,760         $513,316
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                   .96              .95             1.02              .95              .92
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                  7.18             7.43             7.98             7.33             7.76
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)              246.84           280.38           290.44           201.95           132.24
--------------------------------------------------------------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the periods ended October 31, 1995 and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).




Notes to financial statements
October 31, 1997

Note 1
Significant accounting policies

Putnam Master Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The investment objective of the fund is to seek high current income consistent with the preservation of capital. The fund intends to diversify its investments among the following three sectors of the fixed-income securities market: a U.S. government and high-grade sector (formerly the U.S. government sector), consisting of debt obligations of the U.S. government and domestic corporations; a high-yield sector, consisting of high yielding, lower-rated U.S. corporate fixed income securities; and an international sector, consisting of obligations of foreign governments, their agencies and instrumentalities and other fixed-income securities denominated in foreign currencies.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity method. Any premium resulting from the purchase of a stepped-coupon security is amortized on a yield-to-maturity basis.

Securities purchased or sold on a when-issued basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

K) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 1997, the fund reclassified $7,909,925 to increase distributions in excess of net investment income and $89,164 to decrease paid-in-capital, with an increase to net realized gains on investments of $7,999,089. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% of any excess over $1.5 billion.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1997, fund expenses were reduced by $114,082 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the funds receive an annual Trustees fee of which $834 has been allocated to the fund and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended October 31, 1997, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $778,376,002 and $794,087,614, respectively. Purchases and sales of U.S. government obligations aggregated $400,205,189 and $409,321,408, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions during the year are summarized as follows:

                                   Contract         Premiums
                                    Amounts         Received
------------------------------------------------------------
Written options
outstanding at
beginning of year                       $--              $--
Options opened                   26,458,600          314,682
Options expired                          --               --
Options closed                  (22,163,600)        (261,209)
------------------------------------------------------------
Written options
outstanding at
end of year                      $4,295,000          $53,473
------------------------------------------------------------

Note 4
Share Repurchase Program

In November 1994, the Trustees authorized the fund to repurchase up to 2,650,000 of its shares in the open market. Repurchases will only be made when the fund's shares are trading at less than net asset value and at such times and amounts as is believed to be in the best interest of the fund's shareholders. Any repurchases of shares will have the effect of increasing the net asset value per share of remaining shares outstanding.

For the year ended October 31, 1997, the fund repurchased 51,500 shares for $417,980, which reflects a discount from net asset value of $55,821 or 11.78%.

As of October 31, 1997, 279,900 shares had been repurchased since the inception of the program.



Federal tax information
(Unaudited)

Pursuant to section 852 of the Internal Revenue Code, the fund hereby designates $9,937,473 as capital gain for its taxable year ended October 31, 1997.

For the year ended October 31, 1997, a portion of the fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The fund has designated 3.10% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calender 1997.



Results of October 9, 1997 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 9, 1997. At the meeting, each of the nominees for Trustees was elected, as follows:

                                  Votes for   Votes withheld
Jameson Adkins Baxter            47,721,966        1,004,168
Hans H. Estin                    47,731,294          994,840
John A. Hill                     47,759,533          966,601
R.J. Jackson                     47,741,893          984,241
Elizabeth T. Kennan              47,686,257        1,039,877
Lawrence J. Lasser               47,725,844        1,000,290
Robert E. Patterson              47,735,919          990,215
Donald S. Perkins                47,703,618        1,022,516
William F. Pounds                47,717,356        1,008,778
George Putnam                    47,677,292        1,048,842
George Putnam, III               47,716,196        1,009,938
A.J.C. Smith                     47,732,378          993,756
W. Nicholas Thorndike            47,713,358        1,012,776

A proposal to ratify the selection of Coopers & Lybrand L.L.P. as auditors for the fund was approved as follows: 47,688,330 votes for, and 327,472 votes against, with 710,332 abstentions and broker non-votes.

A proposal to convert your fund from closed-end to open-end status and authorize certain related amendments to the Agreement and Declaration of Trust was not approved as follows: 5,394,318 votes for, 22,867,351 votes against, with 20,464,465 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Kenneth J. Taubes
Vice President and Fund Manager

Robert M. Paine
Vice President and Fund Manager

D. William Kohli
Vice President and Fund Manager

Gail S. Attridge
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer



Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

38087-072   12/97